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                             UNITED NATIONAL BANCORP
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          This Certification is to accompany the Annual Report of United National Bancorp (the "Company") on Form 10-K/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report").

          I, Thomas C. Gregor, Chairman of the Board, President, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Thomas C. Gregor
                                -----------------------------------------------
                                Thomas C. Gregor
                                Chairman of the Board, President and
                                Chief Executive Officer
                                United National Bancorp

April 28, 2003